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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 9, 2005
                                                         ----------------

                           SCBT FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

        South Carolina                 001-12669                   57-079935
        --------------                 ---------                   ---------
(State or other jurisdiction     (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

        520 Gervais Street
       Columbia, South Carolina                                   29201-3046
       ------------------------                                   ----------
    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (800) 277-2175
                                                            -------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
================================================================================

Item 7.01  Regulation FD Disclosure.

In a presentation to the Southeastern Super-Community Bank Conference held on February 9 and 10, 2005 in Atlanta, Georgia, Robert R. Hill, Jr., President and Chief Executive Officer and Richard C. Mathis, Executive Vice President and Chief Financial Officer of SCBT Financial Corporation made the following statements:


SCBT Financial Corporation

Southeastern Super-Community Bank Conference
February 2005

Forward Looking Statements:
Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessarily estimates reflecting the best judgement of SCBT's senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

SCBT Financial Corporation Profile

Founded in 1934
70th Anniversary in 2004
Bank subsidiaries
SCBT, N.A.
SCBT of the Piedmont, N.A.
34 financial centers
12 S.C. Counties
Family of 500+ employees

SCBT Financial Corporation Profile
Third largest independent commercial bank headquartered in South Carolina Eighth largest depository in South Carolina
A 'Top 200' U.S. Bank
Currently operates in 4 of the Southeast's Top 30 markets
Dedicated to building a statewide community bank

__________________________________
1 Source: FDIC Website

SCBT Financial Corporation Profile
SCBT - Stock Market Information:
Sales Price as of 2-03-2005                          $29.40
Earnings 2004                                        $ 1.72
Last Cash Dividend (Annualized)                      $  .68
Book Value (12-31-2004)                              $14.77

Price / Earnings (TTM)                               17.1x
Price to Book Value                                  199%
Dividend Yield                                       2.3  %

NASDAQ Stock Market -symbol 'SCBT'

SCBT Financial Corporation Profile
    Financial Information as of 12-31-2004
                                              (in thousands)
Assets                                            $1,439,000
Loans                                             $1,153,000
Deposits                                          $1,174,000
Equity                                            $  119,000

2004 Net interest margin                                4.37 %
2004 Return on assets                                   1.05 %
2004 Return on equity                                  12.20 %
Equity / Assets                                         8.25 %



Mission
To be
SOUTH CAROLINA'S
     bank




'Repositioning' SCBT Financial
SC based management team assembled to build a statewide SC-based community bank Management succession occurring
Re-branded as South Carolina Bank & Trust
Relocated headquarters to Columbia
Products and sales diversification
Emphasis upon organic growth
Acquisitions may boost strategic and in-market growth

What Makes Us Successful?

Customers
Employees
Management
Business Model

Focus on Customers
New Personal Checking Accounts in 2004
                  10,895
Core Demand Deposit Growth
     $28.4 million
New Business Accounts
                  2,548
Cross-Sell Ratio      2.5

Focus on Employees
Honored by the American Psychological Association for:
         "Best Practices for Employee Involvement"
Only 10 companies nationwide, and
Only 2 banks in the country
Reduced employee turnover; more productivity
Low employee turnover; 13.8%


Employee Turnover Percentage
         2000     2001     2002     2003    2004
        25.70%   15.80%   13.00%   11.50%  13.80%

Business Model
Community Banking
Local Decisions
Centralized Processes
Think Big / Act Small
Balancing Soundness, Profitability & Growth
Experienced Relationship Managers & Employees
Building "South Carolina's Bank" brand

2004 Accomplishments
Loan growth 23%
Deposit growth 24%
The Mortgage Banc created
Wealth Management division created
Three de novo banking offices opened
One 'In-market' branch acquisition
Signed Definitive Agreement to acquire New Commerce BanCorp
Moved listing to NASDAQ from Amex

2005 Goals
Continued expansion in Upstate, Midlands & Coast
Build "South Carolina's Bank" brand
'Process Improvement' with goal of $1 million
Continued double-digit growth in Loans & Deposits
Drive ROE & Earnings Growth to historical levels

Future Expansion
Expansion in existing and new markets
Eventually enter:
Charleston
Myrtle Beach
Spartanburg

Market Share
Deposit Market Share by Zip Codes Where SCBT Has Branch Offices



Business Model -
                  Balancing:
                            Soundness
                                      Profitability
                                               & Growth

SOUNDNESS
Net Charge-offs / Average Total Loans
         2000     2001     2002     2003    3Q 2004
SCBTFC   0.12%    0.19%    0.25%    0.18%   0.13%
Peers    0.21%    0.30%    0.29%    0.25%   0.16%

SOUNDNESS
                                               2002     2003     2004
Non-Performing Assets /
                  Total Loans & OREO*            0.67%   0.87%   0.43%

Allow. Loan Losses / Total Loans*                1.28%   1.25%   1.25%

Allow. Loan Losses /
              Non-Performing Loans*               233%    173%    443%

Net Charge-offs / Average Loans                   0.25%   0.19%  0.15%

PROFITABILITY
Earnings Per Share and Net Income
                    2000   2001       2002    2003           2004
Net Income        $10,533  $12,257  $13,834 $14,786        $14,016

EPS                 $1.30    $1.51    $1.70   $1.82          $1.72

Cost of Growth
Loan Loss Provision / Income Before Loss Prov.
         2000     2001     2002     2003    2004
LLP      11%      11%      14%      10%     18%

PROFITABILITY
Return on Average Assets
         2000     2001     2002     2003    2004
ROAA     1.11%    1.21%    1.28%    1.23%   1.05%

PROFITABILITY
Return on Average Equity
         2000     2001     2002     2003    2004
ROAE     13.14%   13.64%   14.09%   13.72%  12.20%

PERFORMANCE DRIVERS
Net Interest Margin - SCBT / Peer
         2000     2001     2002     2003    3Q 2004
SCBTFC   4.61%    4.84%    4.86%    4.56%   4.42%
Peers    4.36%    4.14%    4.28%    4.05%   3.96%

PERFORMANCE DRIVERS
Total Non-Interest Income with Major Contributors
{Ongoing Diversification of Operating Income Stream}
                         2000       2001    2002     2003     2004
Deposit Service Fees       $7,358   $7,750   $10,899 $11,537 $11,854
Secondary Mtg Orig Fees    $1,048   $2,411   $3,404   $6,976  $3,892
Wealth Management            $422     $681   $1,340   $1,503  $1,423
All Other                  $2,211   $2,838   $2,038   $2,899  $3,716
Assets Sold                                                   $1,766

GROWTH - Total Assets
                 2000      2001     2002    2003     2004
Total Assets      $970     $1,026   $1,145  $1,198   $1,439
10.4 CAGR


DIVERSIFICATION - Loan Mix
Consumer Consumer RE       Equity Line   CRE & Comml Secd by RE     Comml & Indl
   9%             29%               11%              38%                     13%

GROWTH - Total Deposits
                 2000      2001     2002    2003     2004
Total Deposits    $758     $812     $898    $946     $1,174
11.6 CAGR

DIVERSIFICATION - Deposit Mix
Demand Deposits (NIBL)     Now Accounts     MMDA     Savings  Time Deposits
         19%               19%               20%     6%       36%

Market Growth
Projected 2004
               5 Key South Carolina Markets* Southeast         United States
Population        0.0806                     0.0604             0.0484
Income            0.1369                     0.1323             0.1335

SCBT FINANCIAL CORPORATION
Book Value Per Share
                  2000     2001     2002    2003     2004
Book Value        $10.45   $11.57   $12.85  $13.91   $14.77

SCBT FINANCIAL CORPORATION
Cash Dividends Per Share
                 2000      2001     2002    2003     2004
Div per Share     $0.47    $0.50    $0.54   $0.63    $0.65
8.4 CAGR

TOTAL RETURN PERFORMANCE
SCBT Financial Corporation
                           1999       2000     2001     2002     2003     2004
SCBT Financial Corporation 100.00   60.55   92.04    129.03   165.38   198.57
NASDAQ Composite           100.00    60.82   48.16    33.11    49.93    54.49
SNL Southeast Bank Index   100.00   100.41  125.09   138.18   173.52   205.78
Source: SNL Financial LC - 2005

Price Performance

Total Return Analysis
                    SCBT Financial Corporation Peer Average  Nasdaq Bank Index
Five Year Total Return (%) 102                         81.2               90.3

SCBT Financial Corporation

Robert R. Hill, Jr.
President and Chief Executive Officer

Richard C. Mathis
Executive Vice President and Chief Financial Officer

SCBT Financial Corporation
520 Gervais Street
Columbia, South Carolina  29201
803-771-2265

www.SCBandT.com


Q & A

           -----------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

February 9, 2005                              SCBT Financial Corporation



                                              By:  /s/ Richard C. Mathis
                                                   ---------------------
                                                   Richard C. Mathis
                                                   Executive Vice President and
                                                   Chief Financial Officer